charset=windows-1252"> UNITED STATES
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification Number)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 431-7800
(Registrant's telephone number, including area code)

Item 7(c).	Exhibits

99.1 Press Release issued by the Registrant on April 28, 2003.

Item 9.	Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

The following information and exhibit are being furnished under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition):

On April 28, 2003, BancTrust Financial Group, Inc. issued a press release dated April 28, 2003, announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as an exhibit hereto and incorporated by reference into this Item 9 and into Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it on its behalf by the undersigned, thereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: April 30, 2003	By:/s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Registrant on April 28, 2003.